Exhibit 10.1

AMENDMENT TO
ADVISORY SERVICES AGREEMENT

THIS AMENDMENT TO ADVISORY SERVICES AGREEMENT (the “Amendment”) is made and entered into effective as of August 28, 2009, by and between Magnetek, Inc. ("Magnetek" or the “Company”), located at N49 W13650 Campbell Drive, Menomonee Falls, WI 53051 (“Magnetek” or the “Company”), and David A. Bloss, Sr. (“Advisor”).

WHEREAS, Advisor and Magnetek entered into an Advisory Services Agreement effective as of October 24, 2008 (the “Advisory Services Agreement"); and

WHEREAS, Advisor and Magnetek desire to make certain modifications to the Services Agreement, including a provision for terminating the Advisory Services Agreement effective as of August 31, 2009.

NOW THEREFORE, in consideration of the premises and the covenants and provisions contained herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.           Section 5. b. Compensation of the Advisory Services Agreement is hereby amended to accelerate the vesting period of the Stock Options, and the Stock Options shall be fully vested as of August 31, 2009.

2.           Section 6. Term of the Advisory Services Agreement is hereby amended to change the expiration and termination date from October 24, 2009 to August 31, 2009.

3.           Except as expressly amended herein, all other terms and conditions of the Advisory Services Agreement shall remain in full force and effect as stated therein.  Capitalized terms not otherwise defined in this Amendment shall have the defined meanings given in the Advisory Services Agreement.

This Amendment may be executed in any number of counterparts, each of which shall be considered an original, and all of which together shall be deemed one and the same instrument.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have executed this Amendment to the Advisory Services Agreement.

ADVISOR	MAGNETEK, INC.

/s/ David A. Bloss, Sr	By:	/s/ Mitchell I. Quain
David A. Bloss, Sr.		Mitchell I. Quain

	Title:	Chairman